Exhibit 10.13

FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

FIRST AMENDMENT, dated as of October 21, 2008 (this “Amendment”), to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of August 4, 2008, by and among Blyth, Inc., a Delaware corporation (“Parent”), Blyth VSH Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (the “Buyer”), ViSalus Holdings, LLC, a Delaware limited liability company (the “Company”), and all of the members of the Company, each of whose names are listed on Exhibit A to the Purchase Agreement (each, individually, a “Seller” and, collectively, the “Sellers”).

W I T N E S S E T H

WHEREAS, the Parent, the Buyer, the Company and Sellers have agreed to amend certain provisions of the Purchase Agreement, in the manner, and on the terms and conditions, provided for herein; and

WHEREAS, pursuant to Section 13.6 of the Purchase Agreement, any amendment, modification or waiver must be effected by a written instrument signed by the parties to the Purchase Agreement (the “Parties”) or, in the case of a waiver, by the party waiving compliance.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

2. Amendment to Section 13.1(n). Section 13.1(n) of the Purchase Agreement hereby is amended and restated to read in its entirety as follows:

“EBITDA”, subject to the provisions of Section 7.21, means, with respect to the Company and its Subsidiaries for any fiscal year ending on the date of computation thereof, the sum of, without duplication, (i) Net Income, (ii) Interest Expense, (iii) taxes on income, (iv) amortization, and (v) depreciation, and excluding any increase or decrease to Net Income as a result of the change in the investment value, or earnings or losses, of Solution X Global, LLC, all as determined in accordance with GAAP.

3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

4. This Amendment may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one instrument.

5. The Purchase Agreement and this Amendment constitute the entire agreement among the parties relative to the specific subject matter hereof. Except as amended hereby, the Purchase Agreement remains in full force and effect in accordance with its original terms. Hereinafter, all references to the Purchase Agreement shall refer to the Agreement as amended hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

Buyer:	BLYTH VSH ACQUISITION CORPORATION

	By:	/s/ Michael S. Novins
Name: Michael S. Novins
Title: Vice President and General Counsel

Company:	VISALUS HOLDINGS, LLC

	By:	/s/ Ryan Blair
Name: Ryan Blair
Title: President and Chief Executive Officer

Parent	BLYTH, INC.

	By:	/s/ Michael S. Novins
Name: Michael S. Novins
Title: Vice President and General Counsel

[additional signature pages follow]

Signature Page to First Amendment to Membership Interest Purchase Agreement

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Sellers:

ROPART ASSET MANAGEMENT FUND, LLC

By:	/s/ Todd A. Goergen
Name: Todd A. Goergen
Title: Managing Member

ROPART ASSET MANAGEMENT FUND II, LLC

By:	/s/ Todd A. Goergen
Name: Todd A. Goergen
Title: Managing Member

/s/ Ryan Blair
Ryan Blair

/s/ Blake Mallen
Blake Mallen

/s/ Nick Sarnicola
Nick Sarnicola

JOHN K. TOLMIE TRUST U/A/D 11/6/06

By:	/s/ John K. Tolmie
Name: John K. Tolmie
Title: Trustee

/s/ Josh Beal
Josh Beal

/s/ John Laun
John Laun

Signature Page to First Amendment to Membership Interest Purchase Agreement

S-2

Sellers (continued):

/s/ Philip Gomez
Philip Gomez

/s/ Erik Abel
Erik Abel

/s/ Audrey Sommerfeld
Audrey Sommerfeld

/s/ Zorca Bosev
Zorca Bosev

/s/ Adam Wescott
Adam Wescott

/s/ Rich Pala
Rich Pala

/s/ Ridgely Goldsborough
Ridgely Goldsborough

Signature Page to First Amendment to Membership Interest Purchase Agreement

S-3